                                                               Exhibit 10.13


                            PATENT SECURITY AGREEMENT


         AGREEMENT dated as of February ___, 1999 made by EVERCEL, INC., a Delaware corporation with its chief executive office located at 3 Great Pasture Road, Danbury, Connecticut 06813 ("Borrower"), in favor of ENERGY RESEARCH CORPORATION, a New York corporation with a place of business at 3 Great Pasture Road, Danbury, Connecticut 06813 ("Secured Party").

                              W I T N E S S E T H:

         WHEREAS, Borrower and Secured Party are parties to a Loan Agreement, dated as of the date hereof (the "Loan Agreement"), and certain agreements, documents and instruments entered into pursuant thereto, (collectively, with the Loan Agreement, the "Loan Documents"), pursuant to which Secured Party has agreed to make certain loans to Borrower; and

         WHEREAS, Secured Party's willingness to enter into the Loan Documents and make the loans and credit accommodations available thereunder is subject to the condition, among others, that Borrower execute and deliver this Patent Security Agreement;

         NOW, THEREFORE, in consideration of the premises and for one dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in addition to, and not in limitation of, any rights of the Secured Party under the Loan Documents, Borrower hereby agrees for the benefit of Secured Party as follows:

         1.   DEFINITIONS.

         1.1 All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided therefore in the Loan Agreement. In addition, the following terms shall have the meanings set forth in this Section 1 or elsewhere in this Security Agreement referred to below:

         "PTO" shall mean the United States Patent and Trademark Office.

         "PATENTS" shall mean all of the following now or hereafter owned by the
Borrower:

              (a) all letters patent of the United States or any other country, and all applications for letters patent of the United States or any other country;

              (b) all re-issues, continuations, divisions, continuations-in-part, renewals or extensions thereof;

              (c) the inventions disclosed or claimed therein, including the right to make, use, practice and/or sell (or license or otherwise transfer or dispose of) the inventions disclosed or claimed therein; and

              (d) the right (but not the obligation) to make and prosecute applications for such Patents.

         Patents shall include but not be limited to those set forth on SCHEDULE A attached hereto.

         "PATENT COLLATERAL" shall mean all of the Borrower's right, title and interest in and to all of the Patents, the Patent License Rights, and the Patent Rights, and all additions, improvements, and accessions to, all substitutions for and replacements of, and all products and Proceeds (including insurance proceeds) of any and all of the foregoing, and all books and records and technical information and data describing or used in connection with any and all such rights, interests, assets or property.

         "PATENT LICENSE RIGHTS" shall mean any and all past, present or future rights and interests of the Borrower pursuant to any and all past, present and future licensing agreements in favor of the Borrower, or to which the Borrower is a party, pertaining to any Patents or Patent Rights, owned or used by third parties in the past, present or future, including the right to enforce, sue and recover for, any past, present or future breach or violation of any such agreements but only to the extent that the inclusion thereof in this Agreement does not and will not cause a default under the terms of any agreement (except that all payment rights of Borrower shall be included in this Agreement).

         "PATENT RIGHTS" shall mean any and all past, present or future rights in, to and associated with the Patents throughout the world, whether arising under federal law, state law, common law, foreign law, or otherwise, including but not limited to the following: all such rights arising out of or associated with the Patents; the right (but not the obligation) to register claims under any federal, state or foreign patent law or regulation; the right (but not the obligation) to sue or bring opposition or bring cancellation proceedings for any and all past, present and future infringements of or any other damages or injury to the Patents or the Patent Rights, and the rights to damages or profits due or accrued arising out of or in connection with any such past, present or future infringement, damage or injury; and the Patent License Rights.

         "PROCEEDS" shall mean any consideration received from the sale, exchange, license, lease or other disposition or transfer of any right, interest, asset or property which constitutes Patent Collateral, any value received as a consequence of the ownership, possession, use or practice of any Patent Collateral, and any payment received from any insurer or other person or entity as a result of the destruction or the loss, theft or other involuntary conversion, of whatever nature, of any right, interest, asset or property which constitutes Patent Collateral.

         2.   GRANT OF SECURITY; COLLATERAL ASSIGNMENT.

         2.1 GRANT OF SECURITY INTEREST. As collateral security for the complete and timely performance and satisfaction of all Obligations (as defined in the Security Agreement from Borrower to Secured Party dated the date hereof), the Borrower hereby unconditionally grants to Secured Party, a continuing security interest in and lien on the Patent Collateral, and pledges, mortgages and hypothecates the Patent Collateral to Secured Party.

         2.2 SUPPLEMENTAL TO LOAN DOCUMENTS. The parties expressly acknowledge and agree that they have executed and delivered the Loan Documents pursuant to which the Borrower unconditionally granted to Secured Party, a continuing security interest in and lien on the Collateral (including the Patent Collateral). In no event shall this Security Agreement, or the recordation of this Security Agreement (or any document hereunder) with the PTO, or any other governmental or public office or agency, adversely affect or impair, in any way or to any extent, the other Loan Documents, the security interest of Secured Party in the Collateral (including the Patent Collateral) pursuant to the other Loan Documents, the attachment and perfection of such security interest under the Code (as defined herein), or the present or future rights and interests of Secured Party in and to the Collateral under or in connection with this Security Agreement, the other Loan Documents, and/or the Code. Any and all rights and interests of Secured Party in and to the Patent Collateral (and any and all obligations of the Borrower with respect to the Patent Collateral) provided herein, or arising hereunder or in connection herewith, shall only supplement and be cumulative and in addition to the rights and interests of Secured Party (and the obligations of the Borrower) in, to or with respect to the Collateral (including the Patent Collateral) provided in or arising under or in connection with the other Loan Documents.

         3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE BORROWER. The Borrower represents and warrants to, and covenants and agrees with, Secured Party, as follows:

         3.1 TITLE. The Borrower will, subject to its reasonable business judgment, take all actions as it shall determine to defend its right, title and interests in and to the Patents and the Patent Collateral against claims of any third parties.

         3.2 MAINTENANCE OF PATENT COLLATERAL. The Borrower shall take such actions (including but not limited to institution and maintenance of suits, proceedings or actions) it determines to be appropriate to maintain, protect, preserve, care for and enforce the Patent Collateral.

         3.3 NO INFRINGEMENTS. The Borrower shall use reasonable efforts consistent with past practices to protect against any infringement or unauthorized or improper use of the Patents. In the event any such infringement or unauthorized or improper use by any third party has been reasonably established by the Borrower, the Borrower shall promptly notify Secured Party.

         3.4 FILING FOR PERFECTION OF INTEREST. Borrower acknowledges that Secured Party may cause this Security Agreement to be recorded with the PTO.

         4. REMEDIES UPON AN EVENT OF DEFAULT. During the continuance of an Event of Default:

         (a) Secured Party may declare all Obligations secured hereby immediately due and payable and shall have all of the rights and remedies of a secured party under the Uniform Commercial Code as now in effect in the State of Connecticut ("Code") or under other applicable law.

         (b) Secured Party may notify any obligors with respect to the Patent Collateral of Secured Party's security interest and that such obligors are to make payments directly to Secured Party. Secured Party may send this notice in Borrower's name or in Secured Party's name, and at Secured Party's request Borrower will join in Secured Party's notice, provide written confirmation of Secured Party's security interest and request that payment be sent to Secured Party. Secured Party may enforce this obligation by specific performance. Secured Party may collect all amounts due from such obligors. Upon and after notification by Secured Party to Borrower, Borrower shall hold any proceeds and collections of any of the Patent Collateral in trust for Secured Party and shall not commingle such proceeds or collections with any other of Borrower's funds, and Borrower shall deliver all such proceeds to Secured Party immediately upon Borrower's receipt thereof in the identical form received and duly endorsed or assigned to Secured Party.

         (c) Secured Party will give to the Borrower reasonable notice of the time and place of any public sale of Patent Collateral or of the time after which any private sale or other intended disposition thereof is to be made. Such requirement of reasonable notice shall be met if such notice is delivered to the address of the Borrower set forth in this Agreement at least ten (10) days before the time of the proposed sale or disposition. Any such sale may take place from Borrower's location or such other location as Secured Party may designate. Borrower shall remain liable for any deficiency in payment of the Obligations after any such sale.

         Borrower hereby irrevocably appoints Secured Party as its true and lawful attorney-in-fact with full power of substitution to take any of the foregoing actions in the name of the Borrower or Secured Party to carry out the terms of this Agreement and to protect, enforce, preserve or perfect Secured Party's rights hereunder. Such power of attorney is irrevocable and shall be deemed to be coupled with an interest.

         (d) NO OBLIGATION OF SECURED PARTY. Nothing herein shall be construed as obligating Secured Party to take any of the foregoing actions at any time.

         5.   LIABILITIES, INDEMNITY AND COSTS.

         5.1 LIABILITY FOR USES OF PATENT COLLATERAL. The Borrower shall be liable for any and all uses or misuses of and the practice, manufacture, sales (or other transfers or dispositions) of any of the Patent Collateral by the Borrower and its affiliates. The Borrower shall also be exclusively liable for any claim, suit, loss, damage, expense or liability arising out of or in connection with the fault, negligence, acts or omissions of the Borrower (regardless of whether such fault, negligence, acts or omissions occurred or occur prior to or after such license termination).

         5.2 LICENSE AGREEMENT OBLIGATIONS. Nothing in this Security Agreement shall relieve the Borrower from any performance of any covenant, agreement or obligation of the Borrower under any license agreement now or hereafter in effect licensing any part of the Patent Collateral, or from any liability to any licensee or licensor under any such license agreement or to any other party, or shall impose any liability on Secured Party for any act or omission of the Borrower in connection with any such license agreement.

         6. POWER OF ATTORNEY. The provisions of this Section 6 shall be subject in all events to the terms and conditions of the Loan Agreement.

         6.1 GRANT. The Borrower hereby grants to Secured Party, and any officer or agent of Secured Party as Secured Party may designate in its sole discretion, a power of attorney, thereby constituting and appointing Secured Party (and Secured Party's designee) its true and lawful attorney-in-law and attorney-in-fact, effective upon the occurrence and during the continuation of an Event of Default, for the purpose of assigning, selling, licensing or otherwise transferring or disposing of all right, title and interest of the Borrower in and to any of the Patent Collateral in accordance with the terms hereof. The Borrower hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof.

         6.2 IRREVOCABLE. The foregoing power of attorney is coupled with an interest and is irrevocable until this Security Agreement shall terminate.

         7.   GENERAL PROVISIONS.

         7.1 LOAN AGREEMENT CONTROLS. This Security Agreement is supplemental to the Loan Agreement, the terms of which, including, without limitation, the notice and governing law provisions, consent to service of process and jurisdiction and prohibition on non-written waivers, the Borrower expressly accepts, confirms and acknowledges are incorporated herein by reference. In the event of any irreconcilable conflict between the provisions of this Security Agreement and the Loan Agreement the provisions of the Loan Agreement shall control.

         7.2 SPECIFIC ENFORCEMENT. Due to the unique nature of the Patent Collateral, and in order to preserve its value, the Borrower agrees that the Borrower's agreements, duties and obligations under this Security Agreement shall be subject to specific enforcement and other appropriate equitable orders and remedies.

         IN WITNESS WHEREOF, Borrower has caused this Security Agreement to be executed by its duly authorized officer as of the date first written above.


WITNESS:                          EVERCEL, INC.


                                  By:
                                     ------------------------------
                                     Name:
                                           ------------------------
                                     Title:
                                           ------------------------


STATE OF CONNECTICUT
COUNTY:                                                                , 1999
                                                       ----------------

         Then personally appeared the above-named ______________ and stated that he is a duly authorized _______________ of Evercel, Inc. (the "Corporation") and acknowledged the foregoing instrument to be his free act and deed, and the free act and deed of said Corporation, before me,


                                  ---------------------------
                                  Notary Public
                                  My Commission Expires:

                                  SCHEDULE A TO
                          PATENT COLLATERAL ASSIGNMENT
                             AND SECURITY AGREEMENT


                                     PATENTS


A.  PATENTS
Patent No.                 Issue Date                File No.
4,415,636                  November 11, 1983         30512
4,546,058                  October 8, 1985           32984
4,661,759                  April 28, 1987            40006
4,810,598                  March 7, 1987             40067
4,976,904                  December 11, 1990         40066
5,023,155                  June 11, 1991             40110
5,264,305                  November 23, 1993         B429-001
5,460,899                  October 24, 1995          B429-010
5,556,720                  September 17, 1996        B429-010 CIP
5,658,694                  August 19, 1997           B429-021

B.  PATENT APPLICATIONS

Patent Application No.     Filing Date               File No.
08/722,605                 September 27, 1996        B429-019
08/828,801                 March 27, 1997            B429-026
09/148,451                 September 4, 1998         B429-029



C.  LICENSES

1.  Technology Transfer and License Contract for Nickel Zinc Battery
    Technology among Xiamen ERC Battery Corporation Ltd., Xiamen Three
    Circles Company Ltd. (formerly known as Xiamen Daily-Use Chemical
    Company), and Energy Research Corporation dated, May 29, 1998.

2.  Technology Transfer and License Contract for Nickel Zinc Battery
    Technology between Xiamen Three Circles Company Ltd. (formerly known as
    Xiamen Daily-Use Chemical Company), Nan Ya Plastics Corporation, and
    Energy Research Corporation, dated February 21, 1998.



                                       8